EXHIBIT 10.13

                AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT
                               (February 29, 1996)

      THIS AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of February 29, 1996 by and among ALLWASTE, INC. (the "COMPANY"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (individually, a "BANK" and collectively, the "BANKS"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as co-agent under the Credit Agreement (as defined hereinafter) (in such capacity, the "CO-AGENT").

RECITALS:

      A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "CREDIT AGREEMENT").

      B. The Company, the Agent, the Co-Agent and the Banks now desire to amend the Credit Agreement in certain respects as provided hereinbelow.

AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

      1. FIXED CHARGE COVERAGE RATIO AMENDED. Section 5.3(c) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

            "(c) have at all times a FIXED CHARGE COVERAGE RATIO of not less than (1) 1.00 to 1.00 at all times from and including November 30, 1995 through and including August 31, 1996 and (2) 1.10 to 1.00 at all times thereafter;"

      2. CAPITAL EXPENDITURE LIMITATIONS ADDED. The Credit Agreement is hereby amended by adding thereto a new Section 6.15 which shall be and read as follows:

            "6.15 CAPITAL EXPENDITURES. Make expenditures for fixed or capital assets on a consolidated basis during (a) the two (2) consecutive fiscal quarters of the Company ending May 31, 1996 in excess of $12,500,000 in the aggregate and (b) the three (3) consecutive fiscal quarters of the Company ending August 31, 1996 in excess of $18,000,000 in the aggregate; PROVIDED, that, in calculating said amount for any such period, expenditures for fixed or capital assets made by Subsidiaries of the Company, which were acquired during such period and accounted for as a pooling of interest, shall not be included to the extent that such expenditures were made prior to the time of acquisition). For purposes of determining the amount of expenditures made by the Company during any such period, such expenditures shall include the cost of any revenue producing equipment (including all vehicles) subject to any operating lease entered into during such period."

      3. AMENDMENT FEE PROVISIONS AMENDED. Section 2.16 of the Credit Agreement is hereby amended by adding thereto after the word "waiver" where it appears in the first sentence of that Section the phrase:

      "(including a waiver of any violation of capital expenditure limits imposed from time to time pursuant to SECTION 6.15 hereof)"

      In addition, Section 2.16 is amended to change the reference to Section
6.14 to Section 6.15 of the Credit Agreement.

NOTWITHSTANDING SECTION 2.16 OF THE CREDIT AGREEMENT, AS AMENDED BY THIS SECTION, with respect to this Amendment, only, the amendment fee to be paid by the Company to each Bank simultaneously with the execution and delivery of this Amendment, shall be equal to one-eighth of one percent (1/8%) of such Bank's Commitment as of the date hereof.

      4. GUARANTY PROTECTION PROVISIONS AMENDED. Section 5.11 of the Credit Agreement is hereby amended by adding to the end thereof the following new sentence:

      "Notwithstanding the foregoing, if the Rolling Four Quarter for any such day ends on February 29, 1996, May 31, 1996 or August 31, 1996, the phrase "twenty percent (20%)" where it appears in the foregoing sentence shall be deemed to be and read "twenty-two percent (22%)"."

      5. NON-GUARANTEEING SUBSIDIARY REPRESENTATIONS. The Company hereby warrants and represents to the Agent, the Co-Agent and the Banks that all of the Company's Subsidiaries which are Foreign Subsidiaries or Partially Owned Subsidiaries as of the date of this Amendment which have not executed either a Guaranty or a Joinder Agreement are identified as such on SCHEDULE I attached hereto. The aggregate of the Net Income before taxes for the Rolling Four Quarters as of the date hereof of all of the Non-Guaranteeing Subsidiaries does not exceed as of the date hereof twenty-two percent (22%) of the Net Income before taxes of the Company and its Subsidiaries on a consolidated basis for such Rolling Four Quarters, nor does the aggregate of the Net Book Value of the assets of such Subsidiaries exceed twenty-two percent (22%) of the Net Book Value of the assets of the Company and its Subsidiaries on a consolidated basis as of the date hereof. All of the Dormant Subsidiaries are designated as such on
SCHEDULE I attached hereto.

      6. DELIVERY OF CERTIFICATES OF EXISTENCE, GOOD STANDING, ETC. With respect to each Guarantor, the Company hereby agrees to deliver to the Agent, within thirty (30) days after the date hereof, certificates from the appropriate public officials of each of the states where such Guarantor is incorporated and conducts its business as to the continued existence, good standing and authority to do business in those states.

      7. CONDITIONS. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Agent each of the following, in Proper Form:

        (a) a certificate from the Secretary of State or other appropriate public official of the State of Delaware as to the continued existence and good standing of the Company in the State of Delaware;

        (b) a certificate from the Secretary of State or other appropriate public official of the State of Texas as to the qualification of the Company to do business in the State of Texas;

        (c) a certificate from the Office of the Comptroller of the State of Texas as to the good standing of the Company in the State of Texas;

        (d) a legal opinion from the general counsel for the Company and the Current Guarantors acceptable to the Agent in its sole and absolute discretion;

        (e) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of the Company and each of the Guarantors as of the date hereof, and such other documents and information as the Banks may request;

        (f) a Consent, in Proper Form, executed by of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require;

        (g) a Notice of Entire Agreement, DTPA Waiver and Release of Claims executed by the Company and each of the Guarantors as of the date hereof, and

        (h) the amendment fee payable to each Bank a party to the Credit Agreement prior to the date hereof in the amount set opposite such Bank's signature line herein.

      8. REPRESENTATIONS TRUE; NO DEFAULT. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.

      9. RATIFICATION. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

      10. DEFINITIONS AND REFERENCES. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent, the Co-Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

      11. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks, the Agent, the Co-Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

      IN WITNESS WHEREOF, the Company, the Banks, the Agent and the Co-Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                          ALLWASTE, INC.,
                                          a Delaware corporation

                                          By:  /s/ T. WAYNE WREN
                                               T. Wayne Wren,
                                               Senior  Vice President

ATTEST:

/s/ WILLIAM L. FIEDLER
William L. Fiedler, Secretary


Attachments:

SCHEDULE I - Non-guaranteeing Subsidiaries
            and Dormant Subsidiaries

Amendment Fee: $50,000                    TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, a national
                                            banking association,
                                            as a Bank and as Agent

                                          By: /s/ RICHARD L. ESDORN, III
                                              Richard L. Esdorn, III,
                                              Senior Vice President


Amendment Fee: $37,500                    NATIONSBANK OF TEXAS, N.A.,
                                             a national banking  association,
                                             as a  Bank and as Co-Agent

                                          By: /s/ RICHARD L. NICHOLS, JR.
                                          Name: Richard R. Nichols, Jr.
                                          Title: Vice President


Amendment Fee: $12,500                    BANK OF AMERICA TEXAS, N.A.,
                                            a national banking association

                                          By: /s/ VICTOR N. TEKELL
                                              Victor N. Tekell, Vice President


Amendment Fee: $18,750                    FIRST INTERSTATE BANK OF TEXAS,
                                            N.A, a national banking
                                            association

                                          By: /s/ DAVID M. ANDERSON
                                          Name: David M. Anderson
                                          Title: Vice President


Amendment Fee: $18,750                    THE BANK OF NOVA SCOTIA

                                          By: /s/ F.C.H. ASHBY
                                          Name: F.C.H. Ashby
                                          Title: Senior Manager Loan Operations


Amendment Fee: $25,000                    COMERICA BANK - TEXAS,
                                             a Texas banking association

                                          By: /s/ MITCHELL SCHULMAN
                                              Mitchell Schulman,
                                              Vice President


Amendment Fee: $25,000                    LTCB TRUST COMPANY, a New York
                                            Trust Company

                                          By: /s/ JOHN J. SULLIVAN
                                          Name: John J. Sullivan
                                          Title: Executive Vice President


Amendment Fee: $12,500                    ABN AMRO BANK N.V., HOUSTON
                                            AGENCY

                                          By: ABN AMRO North America, Inc.,
                                              as agent

                                          By: /s/ LILA JORDAN
                                          Name: Lila Jordan
                                          Title: Vice President & Director

                                          By: /s/ DIEGO PUIGGARI
                                          Name: Diego Puiggari
                                          Title: Vice President & Director

                                 ALLWASTE, INC.
                                   SCHEDULE I

CALIGO REINGUNGSGES M.B.H.  (AUSTRIAN)

770950 ONTARIO LIMITED  (CANADIAN)

ALLWASTE ENVIRONMENTAL SERVICES OF SARNIA, LTD.  (CANADIAN)

ALLWASTE OF CANADA LTD.  (CANADIAN)

CALIGO RECLAMATION LTD.  (CANADIAN)

CANADIAN CARGO CLEAN, LTD.  (CANADIAN) (DORMANT)

ENVIRO-JET SYSTEMS, INC.  (CANADIAN)

HONEY-BEE SANITATION INC.  (CANADIAN)

ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL ECOLOGICO, S.A. DE C.V.  (MEXICAN)

ALLWASTE TANK SERVICES, S.A. DE C.V.  (MEXICAN)

CALIGO DE MEXICO, S.A. DE C.V.  (MEXICAN)

ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC.  (DORMANT)

ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL, INC., AN ILLINOIS CORPORATION
 (DORMANT)